UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2013

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-25

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

PSEG Power LLC (Power) is filing herewith the following exhibit in connection with the issuance and sale by it on November 8, 2013 of $250,000,000 aggregate principal amount of its 2.45% Senior Notes due 2018 (2018 Senior Notes) and $250,000,000 aggregate principal amount of its 4.30% Senior Notes due 2023 (2023 Senior Notes). Such issuance will be under Power’s previously filed Registration Statement on Form S-3 (Registration No. 333-175397) and the related Prospectus dated August 30, 2011 and Prospectus Supplement dated November 5, 2013.

*	Opinion of M. Courtney McCormick, Associate General Counsel of Power’s parent company, Public Service Enterprise Group Incorporated (PSEG), as to the legality of Power’s 2018 Senior Notes and 2023 Senior Notes.

Item 9.01. Financial Statements and Exhibits

Exhibit 5	Opinion of M. Courtney McCormick, Associate General Counsel of PSEG, as to the legality of Power’s 2018 Senior Notes and 2023 Senior Notes.

Exhibit 23	Consent of M. Courtney McCormick, Associate General Counsel of PSEG (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PSEG POWER LLC
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: November 8, 2013

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